UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22558

BROOKFIELD INVESTMENT FUNDS

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD INVESTMENT FUNDS

BROOKFIELD PLACE

250 VESEY STREET 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: September 30

Date of reporting period: March 31, 2020

Item 1. Reports to Shareholders.

Brookfield
20 20
SEMI-ANNUAL REPORT
March 31, 2020

Center Coast Brookfield
Midstream Focus Fund
* Please see inside front cover of the report for important information regarding future delivery of shareholder reports.

IN PROFILE
Brookfield Public Securities Group LLC (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With over $14 billion of assets under management as of March 31, 2020, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with over $515 billion of assets under management as of March 31, 2020. For more information, go to https://publicsecurities.brookfield.com/en.
Center Coast Brookfield Midstream Focus Fund (the “Fund”) is managed by Brookfield Public Securities Group LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://publicsecurities.brookfield.com/en.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Shareholders

Dear Shareholders,
We hope this letter finds you and your loved ones healthy and safe during these challenging times. Attached please find the Semi-Annual Report for Center Coast Brookfield Midstream Focus Fund (the “Fund”) for the six-month period ended March 31, 2020.
The end of 2019 saw several positive geopolitical developments. The U.S. and China formally agreed to terms of a “Phase One” trade deal, which was signed in January 2020.1 In the U.K., Brexit was finally formalized; and in North America, the U.S., Mexico and Canada signed a new deal to revamp the 1994 North American Free Trade Agreement (NAFTA).2
However, all of these developments seem to be a distant memory as the COVID-19 pandemic unleashed an extraordinary amount of global economic and market uncertainty. As a result, the longest-running equity bull market quickly came to a close, with the MSCI World Index falling 20.93% during the first quarter of 2020.
In response to the pandemic, governments around the world announced mandatory shelter-in-place measures to reduce travel and promote social distancing (closing schools, non-essential businesses, bars and restaurants). As the world went into lockdown, global economies began to grind to a halt. In the U.S., for example, more than 10 million people filed for unemployment benefits in the last two weeks of March.3
As a result, governments and central banks implemented unprecedented fiscal and monetary policy measures to help mitigate the economic downturn. The U.S. Federal Reserve lowered the federal funds rate by 150 basis points to a range of 0% to 0.25%. The government also passed a $2.3 trillion (roughly 11% of GDP) fiscal stimulus package.4 In Europe, the European Central Bank announced a €750 billion asset purchase program.5
Interest rates declined meaningfully —the yield on 10-Year U.S. Treasuries declined 125 basis points to 0.67% during the quarter. At one point, 10-Year U.S. Treasury yields hit an all-time low of 0.31%.6
Energy infrastructure was uniquely impacted by a double “black swan” event. Oil markets were already dealing with an unprecedented demand shock from COVID-19 when in early March the long-standing production agreement between the Organization of the Petroleum Exporting Countries (OPEC) and Russia broke down. After failing to reach an agreement on new production cuts, Saudi Arabia flooded the market with its crude oil while pledging price cuts to major customers.7 The price of West Texas Intermediate Crude Oil fell to $20.51 per barrel by March 31, 2020, a drop of 66% in the first quarter. Saudi Arabia, Russia, and other global producers did eventually agree to record production cuts after the end of the quarter; however, given the severity of the demand destruction, we believe only a resumption of economy activity will begin to bring supply and demand levels back into balance.
An in-depth discussion on the impacts to the industry and the Fund as a result of these historic events can be found in the Portfolio Commentary. Given the confluence of events, energy infrastructure performance suffered during the period, with a return of -58.93%, as measured by the Alerian MLP Index. Long-term, we do not expect any material hydrocarbon demand destruction from COVID-19, and we believe there are opportunities for energy companies coming out of this down cycle. During this volatile time, we will continue to use a consistent and flexible approach in seeking out the best investment opportunities for our clients.
In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s unaudited financial statements as of March 31, 2020.
2020 Semi-Annual Report1

Letter to Shareholders (continued)

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or to visit us at https://publicsecurities.brookfield.com/en for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Center Coast Brookfield Midstream Focus Fund
David W. Levi, CFA
Chief Executive Officer
Brookfield Public Securities Group LLC

1 https://ustr.gov/about-us/policy-offices/press-office/press-releases/2019/december/united-states-and-china-reach.
2 https://www.reuters.com/article/us-usa-trade-mexico/u-s-canada-and-mexico-sign-agreement-again-to-replace-nafta-idUSKBN1YE1RO.
3 https://www.marketwatch.com/story/the-soaring-us-unemployment-rate-could-approach-great-depression-era-levels-2020-04-03.
4 https://www.imf.org/en/Topics/imf-and-covid19/Policy-Responses-to-COVID-19#U.
5 https://www.ecb.europa.eu/press/pr/date/2020/html/ecb.pr200318_1~3949d6f266.en.html
6 Occurred in overnight trading on March 9, 2020. https://www.cnbc.com/2020/03/09/10-year-treasury-yield-plunges.html
7 https://www.wsj.com/articles/saudi-arabia-to-boost-oil-output-even-further-11583911022.
The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). Indices are not managed and an investor cannot invest directly in an index.
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Indices are not managed and an investor cannot invest directly in an index.
Past performance is no guarantee of future results.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on March 31, 2020 and subject to change based on subsequent developments.
A basis point (bps) is a unit that is equal to 1/100 of 1%, and is used to denote the change in a financial instrument.
Mutual fund investing involves risk. Principal loss is possible.
Quasar Distributors, LLC is the distributor of Center Coast Brookfield Midstream Focus Fund.
Must be preceded or accompanied by a prospectus.
2Brookfield Public Securities Group LLC

About Your Fund’s Expenses (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.
Actual Fund Return
The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders’ reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.
	Annualized Expense Ratio	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period (10/01/19– 03/31/20)(1)
Actual
Class A Shares	1.46%	$1,000.00	$ 403.80	$ 5.12
Class C Shares	2.21%	1,000.00	401.40	7.74
Class I Shares	1.21%	1,000.00	404.70	4.25
Class Y Shares	1.21%	1,000.00	403.70	4.25
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.46%	1,000.00	1,017.70	7.36
Class C Shares	2.21%	1,000.00	1,013.95	11.13
Class I Shares	1.21%	1,000.00	1,018.95	6.11
Class Y Shares	1.21%	1,000.00	1,018.95	6.11
(1)	Expenses are equal to the Fund’s annualized expense ratio by class multiplied by the average account value over the period, multiplied by 183/366 (to reflect a six-month period).
2020 Semi-Annual Report3

Fund Performance (Unaudited)
All Periods Ended March 31, 2020

Average Annual Total Returns for Periods Ended March 31, 2020.	Six Months†	1 Year	3 Years	5 Years	Since Inception
Class A (Excluding Sales Charge)	-59.62%	-62.08%	-29.14%	-19.60%	-7.88%
Class A (Including Sales Charge)	-61.56%	-63.86%	-30.53%	-20.56%	-8.47%
Class C (Excluding Sales Charge)	-59.86%	-62.42%	-29.71%	-20.25%	-8.62%
Class C (Including Sales Charge)	-60.22%	-62.74%	-29.71%	-20.25%	-8.62%
Class I Shares	-59.63%	-62.04%	N/A	N/A	-36.11%
Class Y Shares	-59.53%	-61.88%	-28.90%	-19.38%	-7.66%
S&P 500 Index[1]	-12.31%	-6.98%	5.10%	6.72%	10.37%
Alerian MLP Index[2]	-58.93%	-60.95%	-28.89%	-20.64%	-7.72%
† Returns for less than one year are not annualized.
* Class A, Class C and Class Y Shares were incepted on December 31, 2010 and Class I Shares commenced operations on February 5, 2018. The Alerian MLP Index references Class Y’s inception date. All returns shown in USD.
1 The S&P 500 Index is an unmanaged weighted index of 500 large company stocks that is widely-recognized as representative of the performance of the U.S. stock market. Indices are not managed and an investor cannot invest directly in an index.
2 The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). Indices are not managed and an investor cannot invest directly in an index.
Performance data quoted represents past performance and is no guarantee of future results. Total return figures include the reinvestment of dividends and capital gains, and as the fund is taxable as a “C” corporation performance is net of federal, state and local taxes paid by the Fund. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call (855) 244-4859.
Following the close of business on February 2, 2018, the Fund acquired all of the assets, subject to liabilities, of the Center Coast MLP Focus Fund (the “Predecessor Fund”) through a tax-free reorganization (the “Reorganization”). The Fund is a series of Brookfield Investment Funds, which has the same investment objective and substantially similar investment strategies and policies as the Predecessor Fund. The Fund offers multiple share classes, which are subject to different sales charges and distribution and servicing fees. As a result of the Reorganization, shareholders of the Predecessor Fund’s Class A and Class C Shares received Class A and Class C Shares of the Fund, respectively, and shareholders of the Predecessor Fund’s Institutional Class Shares received Class Y Shares of the Fund. In addition, as a result of the Reorganization, the Fund’s Class A and Class C Shares adopted the Predecessor Fund’s Class A and Class C Shares’ performance and accounting history, and the Fund’s Class Y Shares adopted the Predecessor Fund’s Institutional Class Shares’ performance and accounting history.
Brookfield Public Securities Group LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total annual fund operating expenses (i.e., the Fund’s gross expense ratios) (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, such as deferred income tax expenses, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business), at no more than 1.46% for Class A Shares, 2.21% for Class C Shares, 1.21% for Class I Shares and 1.21% for Class Y Shares, as applicable to investors respectively. The fee waiver and expense reimbursement arrangement will continue until at least February 2, 2021 and may not be terminated by the Fund or the Adviser before such time. Current performance of the Fund may be lower or higher than the performance quoted. Performance shown including sales charge reflects the Class A maximum sales charge of 5.75% of the Predecessor Fund. Performance data excluding sales charge does not reflect the deduction of the sales charge and if reflected, the sales charge or fee would reduce the performance quoted. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced. On purchases of Class A Shares, no sales charge is payable at the time of purchase on investments
4Brookfield Public Securities Group LLC

Fund Performance (Unaudited) (continued)
All Periods Ended March 31, 2020

of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on redemptions made within 18 months of the purchase. If imposed, the CDSC is based on the original cost of the shares redeemed. Class C Shares are subject to a CDSC of 1.00% when redeemed within 12 months of the purchase.
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Center Coast Brookfield Midstream Focus Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.
2020 Semi-Annual Report5

Center Coast Brookfield Midstream Focus Fund (Unaudited)

Portfolio Commentary
We started 2020 with optimism, but, like the rest of the world, things changed dramatically with the spread of COVID-19. The sudden and unprecedented crude oil supply/demand imbalance kickstarted a market decline that accelerated at a speed and severity beyond anything we had experienced before—the The Alerian MLP Index ("AMZ") Index lost 58% of its value in less than two weeks (March 5th-18th). This selloff created ripple effects throughout the energy industry, and while we had maintained the Fund’s distribution for years in the face of multiple company-level distribution cuts, the facts and circumstances surrounding the COVID-19 disruption made it impossible not to pivot in anticipation of future distribution cuts by Fund constituents.
The Fund’s current distribution rate was set with careful consideration of many factors, including our expectation for distributions from the Fund’s underlying investments and the potential for capital appreciation over time. As expected, we have seen some holdings cut their distributions since early March—some of those cuts came in as expected but some of the cuts were in excess of our expectations. Thus, while the Fund’s cash coverage is below 1.0x at present, coverage is a fluid situation that is impacted by portfolio changes, company-level distribution changes, and even fund flows. Going forward, as always, the Fund’s distribution level will be carefully monitored as we navigate this market in an effort to seek maximum total return with an emphasis on providing cash distributions to shareholders.
Despite the recent market volatility, there are reasons to be optimistic about the Fund’s investments. We believe the Fund’s investments are well-positioned to withstand the current market volatility and, generally, appear oversold relative to intrinsic valuation, in our view. The relative defensiveness of the cash flow could be seen in the first quarter earnings results in which 95% of the Fund’s constituents met or beat consensus expectations (despite the onset of COVID-19 at the tail-end of the quarter). Of course, we are conscious that second quarter earnings will likely be more impacted than Q1 as a result of the ongoing global shutdown but we are focused on seeking the companies that we believe are in the best position to perform in this environment.
As previously communicated, not all midstream assets are impacted equally by the current market conditions, and some even stand to benefit. Crude oil storage, for example, is in high demand in a world with too much crude. Natural gas basins could also see an increase in activity, as gas that we thought might be produced alongside crude oil instead remains in the ground. Moreover, as we write this commentary, the OPEC production cuts are taking effect and economic activity has started to increase. It appears spot crude oil prices are on their way to the highest monthly increase on record in May. Production shut-ins have also started to reverse, and a crude oil storage shortage does not appear to be as problematic as was once feared. Further, we have been encouraged by the U.S. energy industry’s swift and decisive response to the severe market conditions and believe it will position the industry to recover more quickly and more effectively post-pandemic.
Despite these positive data points, we are not necessarily out of the woods and must be vigilant to the ever-changing market conditions as we position the Fund for successful opportunities over the long term. Currently, we believe the Fund is invested in defensive midstream cash flow at historically attractive valuation levels, positioning the Fund to withstand additional volatility yet also potentially provide upside as the market returns to normal conditions.
For a more detailed overview of our thoughts on the first calendar quarter of 2020, please see below.
MARKET OVERVIEW
We ended 2019 on an optimistic note. Despite a tough October and November, performance reversed in December and we ended the year in positive territory. The U.S. exited the decade as the leading global producer of oil and gas and the corresponding shale infrastructure buildout was largely complete. As we quoted in our Fourth Quarter 2019 letter to shareholders, “this next decade should be a less capital-intensive period with greater free cash flow available to energy infrastructure equity holders, who are now invested in more simplified structures with lower costs of capital, more self-funded capital programs, and better corporate governance (for the most part). We believe it’s an exciting set-up for a new year and a new decade.”
6Brookfield Public Securities Group LLC

Center Coast Brookfield Midstream Focus Fund (Unaudited)

We were prepared for big-picture, macroeconomic factors to play a role in performance in 2020. We anticipated headlines around U.S.-Iran tensions, the U.S. 2020 election, as well as the implementation of the U.S./China trade agreement. All of the above now seem quaint in the light of this new and strange reality.
The first quarter of 2020 was historic by any measure. In the energy infrastructure space specifically, the size and velocity of equity price declines was breathtaking. The Alerian MLP Index had a total return of -57%, which was more than twice that of the next two worst quarters on record: Q3 of 2015 (-22%) and Q4 of 2008 (-20%). Looking at first-quarter performance, it is hard to believe that the AMZ was up modestly through mid-January on the back of the Soleimani airstrike and the “January Effect.”
The coronavirus broke into the world’s collective consciousness in the middle of January and immediately created an overhang for commodity prices. However, even throughout February, most of the attention was still focused on China-specific demand destruction, as it was yet unclear whether the virus would gain a foothold abroad and whether the rest of the world would be able to impose similarly strict lockdown measures. At that time, the U.S. energy industry was facing other, seemingly more immediate 2020 headwinds—how will the 2020 election impact the outlook for oil and gas? Will Iranian barrels come back to the market? Will the trade war rear its head again? Will natural gas prices ever recover in the Permian era?
March happened at lightning speed. The world recognized that global lockdowns were looming. Simultaneously, the Russia/OPEC alliance crumbled over disagreement about how to attempt to balance the market. The speed of the ensuing commodity price declines and the growing uncertainty of the intensity and duration of the supply/demand imbalance caused broad selling pressure throughout the sector. This was further exacerbated by technical pressure from dedicated funds. In less than two weeks (March 5th-18th), the AMZ lost 58% of its value.
In our opinion, the sell-off is a reflection of some of the unknowns we face today: How long will we be staying at home? What will it look like when we leave home? When will air travel recover? We agree that we are in uncharted territory when it comes to these questions. We just don’t know the answers. However, we believe some of the following events may come to pass:
•	The shutdown of global activity should pass at some point
•	We believe current oil prices are unsustainable for producers over the long run
•	U.S. production may decline; when demand normalizes, U.S. production may eventually rebound
•	Some E&P companies may go bankrupt, however;
•	We believe our portfolio companies have cash flow and balance sheet profiles that help mitigate the risk of insolvency.
Based on these views, we often step back and ask ourselves if the sell-off is overdone. Is it appropriate that our equities declined faster and deeper than they ever did in the Global Financial Crisis? Is it appropriate that the AMZ ended March at a higher index distribution yield and a lower EV/EBITDA multiple than was ever achieved in the Global Financial Crisis? Historically, these levels have been attractive entry points, and while we continue to expect volatility over the next several months, we do have confidence that:
a) Long-term oil demand should rebound from pandemic levels;
b) There will continue to be hydrocarbon resources in the United States, and;
c) Existing midstream assets should continue to link hydrocarbon supply to demand markets
2020 Semi-Annual Report7

Center Coast Brookfield Midstream Focus Fund (Unaudited)

COVID-19
On March 6th, OPEC and Russia concluded a meeting discussing additional crude oil production cuts in order to help stabilize crude oil prices, given demand concerns stemming from COVID-19. The two sides were not able to reach an agreement as Russia refused to cut its production further. The following day, on March 7th, Saudi Arabia effectively started a price war by slashing crude prices for its customers and messaging that it would cease restraining its production, unraveling the existing cuts that were in place prior to the meeting. It quickly became apparent, however, that the aforementioned supply-oriented black swan event would be dwarfed in magnitude by the demand-side impact of a global lockdown. Estimates of peak demand destruction for crude oil due to COVID-19 containment efforts rapidly increased from 8 MMBPD1 to 10 to 15—now, one crude oil trading company is estimating 35 MMBPD of demand destruction in April.2 So, what does this mean for U.S. crude production? We believe one possible order of events would be as follows:
•	Demand for refined products has been decreasing dramatically, pressuring refiner economics
•	Refiners have started cutting utilization[3]
•	As demand outlets have dwindled, crude prices have been pressured, and producers have dramatically scaled back drilling programs. Already, independent U.S. producers have cut 2020 budgets by at least $20 billion in the aggregate, with the supermajors cutting more than an additional $20 billion, globally[4]
•	The natural decline of wells may not be fast enough to match the speed of refinery run cuts, which may lead to well shut-ins. We are starting to see early signs of shut-ins already[5]
•	It is our hope that at some point, economic activity may resume and demand may begin to recover
•	As demand recovers, refinery utilization may increase
•	Any future increase in refinery demand may incentivize an increase in crude oil production, including possibly in the U.S.
We don’t know how deep or how prolonged the demand downturn will be. However, we do know that the current situation is painful for both Saudi Arabia and Russia, who are estimated to have fiscal break-evens of $80 and $40 per barrel of oil respectively.6 As of the writing of this letter, a global coalition of producers, led by Saudi Arabia and Russia, agreed to a 9.7 MMBPD production cut, with the expectation that free market participants such as the United States would eventually contribute through natural capital attrition.
We expect the U.S., through production declines and shut-ins, may be a participant in the near-term supply solution. Our estimates suggest that the U.S. could see one to three million barrels per day of peak-to-trough supply reduction, or a 10%-20% decline from recent highs. This means that the U.S. would approximately participate pro rata with the rest of the world on a 10-15 MMBPD global cut, which is in line with estimates that are currently being floated by market experts.7 A cut of this magnitude still might not balance the market during the peak of the crisis, but it may prolong the runway of available storage.
We do not believe that all of our portfolio companies will be exposed in a declining crude oil production environment (in fact, some may benefit from it). Of the ones that are exposed, we believe they should be able to handle the downturn. We believe there is ample liquidity to handle the next three years’ worth of maturities in the aggregate (and we do not believe the “trough” will last three years).
Midstream companies have spent the last five years improving their balance sheets and addressing cost of capital concerns, and they enter this downturn in far better position than they were even at the peak of the energy market in 2014, with greater distribution coverage, lower leverage and lower external capital needs than they had going into the last downturn. Many of our companies enjoyed another tremendous Q4 2019 earnings season, with a significant portion of our portfolio growing annual Earnings Before Interest, Tax, Depreciation and Amortization ("EBITDA") by greater than 10% for the second year in a row. While we have already seen some distribution
8Brookfield Public Securities Group LLC

Center Coast Brookfield Midstream Focus Fund (Unaudited)

reductions, and expect to see a few more, the simple point remains that these distribution reductions and stronger balance sheets help provide a sizable safety net and may allow companies to fend off insolvency concerns during times of significant market upheaval.
We stress this point often, and it is worth stressing again: not all midstream companies are the same and not all types of assets will be impacted to the same degree. For example, most natural gas pipelines, which comprise around 25% of cash flow, should not see nearly the level of earnings attrition during the production trough as crude pipelines might. Natural gas-oriented gathering and processing systems may see volumes grow as associated gas volumes from crude oil basins decline. Other assets, such as crude storage tanks, may also see earnings opportunities in the near term. It is frustrating to see the entire sector painted with a broad brush as often as it is, and we believe energy infrastructure companies will once again show their mettle during yet another downcycle.
CONCLUSION
Looking in the rearview mirror, energy infrastructure has experienced an unprecedented sell-off. Immediately ahead of us, we see relative uncertainty. Long-term, we remain optimistic. We would like to reassure you that during these times, as always, we are positioning our portfolios to adapt to the rapidly developing news, risks and opportunities. We firmly believe there will be brighter, more “normal” days ahead, and despite the current environment, we believe these unprecedented valuation levels do not reflect the value of the underlying assets.

1 Million barrels per day
2 Bloomberg News, ‘How the Pandemic Wiped Out Oil Demand Around The World’, April 9 2020.
3 U.S. Energy Information Administration (“EIA”), ‘Weekly Petroleum Status Report’, April 8 2020.
4 Capex cuts are aggregated from: US Capital Advisors ‘CAPEX Cut Tracker 2.0’, March 27 2020; Reuters, ‘Exxon lops 30% off 2020 spending, deeper and later than rivals’, April 7 2020.
5 Morgan Stanley Research, ‘Oil & Gas: Shut-Ins Begin, More to Come’, April 7, 2020.
6 Reuters, ‘Russia vs Saudi: How much pain can they take in oil price war?’, March 9, 2020.
7 Rapidan Energy Group, ‘No OPEC+ Deal Tonight – Talks Ongoing’, April 9, 2020.
Disclosure
All returns shown in USD.
Cash coverage refers to the Fund’s ratio of total distributions or dividends received from its portfolio constituents to the total dividends paid out to shareholders, without offset for the expenses of the Fund.
The Fund is not required to make distributions and in the future could decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate it receives from the MLPs in which it invests. It is expected that a portion of the distributions will be considered tax deferred return of capital (ROC). ROC is tax deferred and reduces the shareholder’s cost basis (until the cost basis reaches zero); and when the Fund shares are sold, if the result is a gain, it would then be taxable to the shareholder at the capital gains rate. Any portion of distributions that are not considered ROC are expected to be characterized as qualified dividends for tax purposes. Qualified dividends are taxable in the year received and do not serve to reduce the shareholder’s cost basis. The portion of the Fund’s distributions that are considered ROC may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions. An investment in the Fund may not receive the same tax advantages as a direct investment in the MLP. Because deferred tax liability is reflected in the daily NAV, the MLP Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.
Past performance is no guarantee of future results. The Center Coast Brookfield Midstream Focus Fund is managed by Brookfield Public Securities Group LLC.
2020 Semi-Annual Report9

Center Coast Brookfield Midstream Focus Fund (Unaudited)

Earnings growth is not a measure of the Fund’s future performance.
Mutual fund investing involves risk. Principal loss is possible. Investing in Master Limited Partnerships (“MLPs”) involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. The Fund’s investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase volatility. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, environmental hazards, changes in the macroeconomic or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Additional management fees and other expenses are associated with investing in MLPs. Additionally, investing in MLPs involves material income tax risks and certain other risks. Actual results, performance or events may be affected by, without limitation, (1) general economic conditions, (2) performance of financial markets, (3) interest rate levels, (4) changes in laws and regulations and (5) changes in the policies of governments and/or regulatory authorities. Unlike most other open-end mutual funds, the Fund will be taxable as a regular corporation, or “C” corporation. Consequently, the Fund will accrue and pay federal, state and local income taxes on its taxable income, if any, at the Fund level, which will ultimately reduce the returns that the shareholder would have otherwise received. Additionally, on a daily basis the Fund’s net asset value per share (“NAV”) will include a deferred tax expense (which reduces the Fund’s NAV) or asset (which increases the Fund’s NAV, unless offset by a valuation allowance). To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The Fund’s deferred tax expense or asset is based on estimates that could vary dramatically from the Fund’s actual tax liability/benefit and, therefore, could have a material impact on the Fund’s NAV. This material is provided for general and educational purposes only, and is not intended to provide legal, tax or investment advice or to avoid legal penalties that may be imposed under U.S. federal tax laws. Investors should contact their own legal or tax advisors to learn more about the rules that may affect individual situations.
An outbreak of infectious respiratory illness caused by a novel coronavirus known as "COVID-19" was first detected in China in December 2019 and has now been detected globally. COVID-19 and concern about its spread contributed to severe market volatility. Markets generally and the energy sector specifically, including MLPs and energy infrastructure companies in which the Fund invests, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of COVID-19 and by price competition among key oil-producing countries. These developments have and may continue to adversely impact the Fund's NAV.
Total return figures include the reinvestment of dividends and capital gains, and as the fund is taxable as a “C” corporation performance is net of federal, state and local taxes paid by the Fund.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2020 and subject to change based on subsequent developments.
10Brookfield Public Securities Group LLC

Center Coast Brookfield Midstream Focus Fund
Portfolio Characteristics (Unaudited)
March 31, 2020

Asset Allocation by Sector	Percent of Total Investments
Master Limited Partnerships
Pipeline Transportation | Natural Gas	21.1%
Pipeline Transportation | Petroleum	19.2%
Gathering + Processing	11.7%
Total Master Limited Partnerships	52.0%
Common Stocks
Gathering + Processing	17.2%
Pipeline Transportation | Natural Gas	15.4%
Pipeline Transportation | Petroleum	11.3%
Total Common Stocks	43.9%
Money Market Fund	4.1%
Total	100.0%

TOP TEN HOLDINGS	Percent of Total Invesments
Enterprise Products Partners LP	9.9%
The Williams Companies, Inc.	9.6%
MPLX LP	8.3%
Magellan Midstream Partners LP	8.1%
Energy Transfer LP	7.6%
Kinder Morgan, Inc.	7.6%
Pembina Pipeline Corp.	5.0%
Phillips 66 Partners LP	5.0%
Plains All American Pipeline LP	4.9%
ONEOK, Inc.	4.6%
2020 Semi-Annual Report11

Center Coast Brookfield Midstream Focus Fund
Schedule of Investments (Unaudited)
March 31, 2020

	Shares	Value
MASTER LIMITED PARTNERSHIPS – 52.4%
Gathering + Processing – 11.8%
CNX Midstream Partners LP	1,146,358	$ 9,285,500
Crestwood Equity Partners LP	516,050	2,182,891
EQM Midstream Partners LP	912,486	10,767,335
MPLX LP	6,702,296	77,880,679
Noble Midstream Partners LP	2,549,226	8,922,291
Summit Midstream Partners LP	1,288,706	786,111
Total Gathering + Processing		109,824,807
Pipeline Transportation | Natural Gas – 21.3%
Energy Transfer LP	15,439,440	71,021,424
Enterprise Products Partners LP	6,467,209	92,481,089
TC Pipelines LP	1,254,662	34,478,112
Total Pipeline Transportation | Natural Gas		197,980,625
Pipeline Transportation | Petroleum – 19.3%
Magellan Midstream Partners LP	2,088,939	76,225,384
NuStar Energy LP	1,258,733	10,812,517
Phillips 66 Partners LP	1,286,986	46,884,900
Plains All American Pipeline LP	8,709,062	45,983,847
Total Pipeline Transportation | Petroleum		179,906,648
Total MASTER LIMITED PARTNERSHIPS (Cost $873,131,172)		487,712,080
COMMON STOCKS – 44.3%
Gathering + Processing – 17.3%
EnLink Midstream LLC	11,114,335	12,225,769
Equitrans Midstream Corp.	4,373,613	21,999,273
Rattler Midstream LP	532,404	1,852,766
Targa Resources Corp.	5,031,252	34,765,951
The Williams Companies, Inc.	6,378,692	90,258,492
Total Gathering + Processing		161,102,251
Pipeline Transportation | Natural Gas – 15.6%
Kinder Morgan, Inc.	5,097,519	70,957,464
ONEOK, Inc.	1,995,202	43,515,356
TC Energy Corp. (u)	688,278	30,490,715
Total Pipeline Transportation | Natural Gas		144,963,535
Pipeline Transportation | Petroleum – 11.4%
Enbridge, Inc. (u)	1,474,336	42,888,434
Pembina Pipeline Corp. (u)	2,497,016	46,968,871
Plains GP Holdings LP	2,872,767	16,116,223
Total Pipeline Transportation | Petroleum		105,973,528
Total COMMON STOCKS (Cost $968,002,311)		412,039,314

See Notes to Financial Statements.
12Brookfield Public Securities Group LLC

Center Coast Brookfield Midstream Focus Fund
Schedule of Investments (Unaudited) (continued)
March 31, 2020

	Shares	Value
SHORT-TERM INVESTMENT – 4.2%
Money Market Funds – 4.2%
First American Treasury Obligations Fund, Class X, 0.32% (y)	38,881,685	$ 38,881,685
Total SHORT-TERM INVESTMENT (Cost $38,881,685)		38,881,685
Total Investments – 100.9% (Cost $1,880,015,168)		938,633,079
Liabilities in Excess of Other Assets – (0.9)%		(8,777,108)
TOTAL NET ASSETS – 100.0%		$929,855,971

The following notes should be read in conjunction with the accompanying Schedule of Investments.
LP— Limited Partnership
LLC— Limited Liability Company

(u)	— Foreign security or a U.S. security of a foreign company.
(y)	— The rate quoted is the annualized seven-day yield as of March 31, 2020.

See Notes to Financial Statements.
2020 Semi-Annual Report13

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Statement of Assets and Liabilities (Unaudited)
March 31, 2020

Assets:
Investments in securities at value (cost $1,888,015,168)	$ 938,633,079
Receivable for fund shares sold	14,041,988
Receivable for investments sold	3,791,779
Interest and dividends receivable	853,171
Prepaid expenses	167,241
Total assets	957,487,258
Liabilities:
Payable for investments purchased	17,688,601
Payable for fund shares purchased	6,957,389
Distribution fee payable	1,354,732
Investment advisory fee payable (Note 4)	866,100
Administration fee payable (Note 4)	145,550
Trustees' fees payable	13,617
Accrued expenses	605,298
Total liabilities	27,631,287
Commitments and contingencies (Note 9)
Net Assets	$ 929,855,971
Composition of Net Assets:
Paid-in capital	2,616,758,927
Accumulated losses	(1,686,902,956)
Net assets applicable to capital stock outstanding	$ 929,855,971
Net Assets
Class A Shares - Net Assets	$ 124,248,847
Shares outstanding	55,938,960
Net asset value and redemption price per share	$ 2.22
Offering price per share based on a maximum sales charge of	$ 2.33
Class C Shares - Net Assets	$ 152,211,526
Shares outstanding	77,080,895
Net asset value and redemption price per share	$ 1.97
Class I Shares - Net Assets	$ 96
Shares outstanding	42
Net asset value and redemption price per share	$ 2.28*
Class Y Shares - Net Assets	$ 653,395,502
Shares outstanding	285,736,521
Net asset value and redemption price per share	$ 2.29

*	Net asset value does not recalculate due to fractional shares outstanding.

See Notes to Financial Statements.
14Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Statement of Operations (Unaudited)
For the Six Months Ended March 31, 2020

Investment Income:
Dividends and distributions from unaffiliated investments (net of foreign withholding tax of $414,050)	$ 92,184,588
Dividends and distributions from affiliated investments	2,034,532
Less return of capital on distributions from unaffliated investments	(77,435,511)
Less return of capital on distributions from affliated investments	(2,034,532)
Total investment income	14,749,077
Expenses:
Investment advisory fees (Note 4)	9,523,336
Administration fees (Note 4)	1,428,501
Distribution fees — Class A	369,078
Distribution fees — Class C	1,848,974
Reports to shareholders	122,797
Transfer agency fees	114,995
Fund accounting fees	110,395
Audit and tax services	93,315
Trustees' fees	90,251
Legal fees	66,368
Insurance	65,715
Registration fees	62,852
Franchise tax	60,588
Miscellaneous	51,544
Custodian fees	45,678
Interest expense	1,975
Total operating expenses	14,056,362
Less expenses waived by the investment adviser (Note 4)	(254,485)
Net expenses	13,801,877
Net investment income	947,200
Net realized gain (loss) on:
Investments in unaffiliated companies	(297,750,291)
Investments in affiliated companies	341,988
Foreign currency transactions	(25,991)
Net realized loss	(297,434,294)
Net change in unrealized depreciation on:
Investments in unaffiliated companies	(985,366,990)
Investments in affiliated companies	(3,838,837)
Foreign currency translations	(3,522)
Net change in unrealized depreciation	(989,209,349)
Net realized and unrealized loss	(1,286,643,643)
Net decrease in net assets resulting from operations	$(1,285,696,443)

See Notes to Financial Statements.
2020 Semi-Annual Report15

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2020 (Unaudited)	For the Fiscal Year Ended September 30, 2019
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$ 947,200	$ (14,909,577)
Net realized gain (loss)	(297,434,294)	17,894,304
Net unrealized depreciation	(989,209,349)	(208,900,806)
Net decrease in net assets resulting from operations	(1,285,696,443)	(205,916,079)
Distributions to Shareholders:
From distributable earnings
Class A shares	—	(8,279,960)
Class C shares	—	(13,508,110)
Class I shares	—	(5)
Class Y shares	—	(34,524,594)
From return of capital:
Class A shares	(20,037,937)	(29,803,760)
Class C shares	(27,864,682)	(48,622,514)
Class I shares	(14)	(19)
Class Y shares	(83,890,466)	(124,271,455)
Total distributions	(131,793,099)	(259,010,417)
Capital Stock Transactions:
Subscriptions	700,367,740	1,078,455,226
Reinvestment of distributions	127,568,192	250,211,109
Redemptions	(782,766,464)	(1,155,732,216)
Net increase in net assets from capital share transactions	45,169,468	172,934,119
Total decrease in net assets	(1,372,320,074)	(291,992,377)
Net Assets:
Beginning of period	2,302,176,045	2,594,168,422
End of period	$ 929,855,971	$ 2,302,176,045

See Notes to Financial Statements.
16Brookfield Public Securities Group LLC

Center Coast Brookfield Midstream Focus Fund
Financial Highlights

	For the Six Months Ended March 31,	For the Fiscal Year Ended September 30,	For the Ten Month Period Ended September 30,	For the Fiscal Year Ended November 30,
Class A	2020 (Unaudited)	2019 [2]	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset Value, beginning of period	$ 5.96	$ 7.21	$ 7.03	$ 8.23	$ 8.30	$ 11.49	$ 11.02
Income from investment Operations:
Net investment loss[1]	0.00 [9]	(0.04)	(0.07)	(0.11)	(0.05)	(0.04)	(0.08)
Return of capital[1]	0.16	0.46	0.33	0.38	0.37	0.34	0.33
Net realized and unrealized gain (loss) on investments[1,3]	(3.56)	(0.99)	0.43	(0.79)	0.29	(2.77)	0.90
Total from investment operations	(3.40)	(0.57)	0.69	(0.52)	0.61	(2.47)	1.15
Distributions to Shareholders:
From distributable earnings	—	(0.14)	(0.16)	—	—	—	(0.30)
From return of capital	(0.34)	(0.54)	(0.35)	(0.68)	(0.68)	(0.72)	(0.38)
Total distributions to shareholders*	(0.34)	(0.68)	(0.51)	(0.68)	(0.68)	(0.72)	(0.68)
Net asset value, end of period	$ 2.22	$ 5.96	$ 7.21	$ 7.03	$ 8.23	$ 8.30	$ 11.49
Total Return†	-59.62% [7]	-8.02%	10.26% [7]	-6.88%	8.17%	-22.27%	10.62%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$124,249	362,375	388,010	369,684	451,900	416,593	566,018
Ratio of Expenses to Average Net Assets:
Before expense recoupment/(waivers) and deferred tax expense	1.49% [8]	1.47%	1.47% [8]	1.44%	1.46%	1.47%	1.44%
Expense recoupment/(waivers)	(0.03)% [8]	(0.01)%	(0.01)% [8]	—%	—%	—%	—%
Net of expense recoupment/(waivers) and before deferred tax expense	1.46% [8]	1.46%	1.46% [8]	1.44%	1.46%	1.47%	1.44%
Deferred tax expense/(benefit)[4,5]	—% [8]	—%	—% [8]	—%	5.61%	(14.59)%	5.62%
Total expenses/(benefit)	1.46% [8]	1.46%	1.46% [8]	1.44%	7.07%	(13.12)%	7.06%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense recovery/(reimbursement) and deferred tax benefit	0.05% [8]	(0.62)%	(1.13)% [8]	(1.39)%	(1.10)%	0.95%	(1.20)%
Expense recoupment/(waivers)	0.03% [8]	0.01%	0.01% [8]	—%	—%	—%	—%
Net of expense recoupment/(waivers) and before deferred tax benefit	0.08% [8]	(0.61)%	(1.12)% [8]	(1.39)%	(1.10)%	0.95%	(1.20)%
Deferred tax benefit[5,6]	—% [8]	—%	—% [8]	0.09%	0.41%	0.59%	0.50%
Net investment loss	0.08% [8]	(0.61)%	(1.12)% [8]	(1.30)%	(0.69)%	(0.36)%	(0.70)%
Portfolio turnover rate	44% [7]	57%	35% [7]	32%	60%	51%	55%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
*	Distributions for annual periods determined in accordance with federal income tax regulations
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Amounts shown are for the period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[3]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[4]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[5]	Effective December 1, 2012 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[6]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[7]	Not annualized.
[8]	Annualized.
[9]	Rounds to less than $0.005.

See Notes to Financial Statements.
2020 Semi-Annual Report17

Center Coast Brookfield Midstream Focus Fund
Financial Highlights

	For the Six Months Ended March 31,	For the Fiscal Year Ended September 30,	For the Ten Month Period Ended September 30,	For the Fiscal Year Ended November 30,
Class C	2020 (Unaudited)	2019	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value, beginning of period	$ 5.37	$ 6.61	$ 6.54	$ 7.75	$ 7.91	$ 11.08	$ 10.72
Income from investment operations:
Net investment loss[1]	(0.02)	(0.08)	(0.10)	(0.16)	(0.11)	(0.11)	(0.16)
Return of capital[1]	0.14	0.42	0.30	0.36	0.35	0.32	0.32
Net realized and unrealized gain (loss)[1,3]	(3.18)	(0.90)	0.38	(0.73)	0.28	(2.66)	0.88
Total from investment operations	(3.06)	(0.56)	0.58	(0.53)	0.52	(2.45)	1.04
Distributions to Shareholders:
From distributable earnings	—	(0.14)	(0.16)	—	—	—	(0.30)
From return of capital	(0.34)	(0.54)	(0.35)	(0.68)	(0.68)	(0.72)	(0.38)
Total distributions to shareholders*	(0.34)	(0.68)	(0.51)	(0.68)	(0.68)	(0.72)	(0.68)
Net asset value, end of period	$ 1.97	$ 5.37	$ 6.61	$ 6.54	$ 7.75	$ 7.91	$ 11.08
Total Return†	-59.86% [7]	-8.63%	9.31% [7]	-7.44%	7.40%	-22.93%	9.87%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$152,212	$470,088	$637,182	$660,663	$796,542	$841,555	$1,056,466
Ratio of Expenses to Average Net Assets:
Before expense recoupment/(waivers) and deferred tax expense	2.24% [8]	2.22%	2.22% [8]	2.19%	2.21%	2.22%	2.19%
Expense recoupment/(waivers)	(0.03)% [8]	(0.01)%	(0.01)% [8]	—%	—%	—%	—%
Net of expense recoupment/(waivers) and before deferred tax expense	2.21% [8]	2.21%	2.21% [8]	2.19%	2.21%	2.22%	2.19%
Deferred tax expense/(benefit)[4,5]	—% [8]	—%	—% [8]	—%	5.61%	(14.59)%	5.62%
Total expenses/(benefit)	2.21% [8]	2.21%	2.21% [8]	2.19%	7.82%	(12.37)%	7.81%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense recovery/(reimbursement) and deferred tax benefit	(0.70)% [8]	(1.37)%	(1.88)% [8]	(2.14)%	(1.85)%	(1.70)%	(1.95)%
Expense recoupment/(waivers)	0.03% [8]	0.01%	0.01% [8]	—%	—%	—%	—%
Net of expense recoupment/(waivers) and before deferred tax benefit	(0.67)% [8]	(1.36)%	(1.87)% [8]	(2.14)%	(1.85)%	(1.70)%	(1.95)%
Deferred tax benefit[5,6]	—% [8]	—%	—% [8]	0.09%	0.41%	0.59%	0.50%
Net investment loss	(0.67)% [8]	(1.36)%	(1.87)% [8]	(2.05)%	(1.44)%	(1.11)%	(1.45)%
Portfolio turnover rate	44% [7]	57%	35% [7]	32%	60%	51%	55%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
*	Distributions for annual periods determined in accordance with federal income tax regulations
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Amounts shown are for the period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[3]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[4]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[5]	Effective December 1, 2012 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[6]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[7]	Not annualized.
[8]	Annualized.

See Notes to Financial Statements.
18Brookfield Public Securities Group LLC

Center Coast Brookfield Midstream Focus Fund
Financial Highlights

	For the Six Months Ended March 31,	For the Fiscal Year Ended September 30,	For the Period February 5, 2018 to September 30,
Class I	2020 (Unaudited)	2019	2018 [2,3]
Per Share Operating Performance:
Net asset value, beginning of period	$ 6.11	$ 7.35	$ 7.64
Income from investment operations:
Net investment income[1]	0.01	(0.02)	(0.04)
Return of capital[1]	0.16	0.46	0.32
Net realized and unrealized gain (loss)[1,2]	(3.66)	(1.00)	(0.11)
Total from investment operations	(3.49)	(0.56)	0.17
Distributions to Shareholders:
From net investment income	—	(0.14)	(0.14)
From return of capital	(0.34)	(0.54)	(0.32)
Total distributions to shareholders*	(0.34)	(0.68)	(0.46)
Net asset value, end of period	$ 2.28	$ 6.11	$ 7.35
Total Return†	-59.63% [4]	-7.72%	2.55% [4]
Ratios and Supplemental Data:
Net assets, end of period	$ 96	$ 237	$ 257
Ratio of Expenses to Average Net Assets:
Before expense recoupment/(waivers) and deferred tax expense	1.24% [5]	1.22%	1.22% [5]
Expense recoupment/(waivers)	(0.03)% [5]	(0.01)%	(0.01)% [5]
Net of expense recoupment/(waivers) and before deferred tax expense	1.21% [5]	1.21%	1.21% [5]
Deferred tax expense/(benefit)	—	—	—
Total expenses/(benefit)	1.21% [5]	1.21%	1.21% [5]
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense recovery/(reimbursement) and deferred tax benefit	0.30% [5]	(0.37)%	(0.80)% [5]
Expense recoupment/(waivers)	0.03% [5]	0.01%	0.01% [5]
Net of expense recoupment/(waivers) and before deferred tax benefit	0.33% [5]	(0.36)%	(0.79)% [5]
Deferred tax benefit	—% [5]	—%	—% [5]
Net investment income	0.33% [5]	(0.36)%	(0.79)% [5]
Portfolio turnover rate	44% [4]	57%	35% [4]

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
*	Distributions for annual periods determined in accordance with federal income tax regulations
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Amounts shown are for the period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[3]	Class I Shares commenced operations on February 5, 2018.
[4]	Not Annualized.
[5]	Annualized.

See Notes to Financial Statements.
2020 Semi-Annual Report19

Center Coast Brookfield Midstream Focus Fund
Financial Highlights

	For the Six Months Ended March 31,	For the Fiscal Year Ended September 30,	For the Ten Month Period Ended September 30,	For the Fiscal Year Ended November 30,
Class Y	2020 (Unaudited)	2019	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value, beginning of period	$ 6.12	$ 7.36	$ 7.16	$ 8.34	$ 8.38	$ 11.57	$ 11.06
Income from investment operations:
Net investment loss[1]	0.01	(0.02)	(0.05)	(0.09)	(0.03)	(0.01)	(0.05)
Return of capital[1]	0.16	0.47	0.33	0.36	0.38	0.34	0.33
Net realized and unrealized gain (loss)[1,3]	(3.66)	(1.01)	0.43	(0.80)	0.29	(2.80)	0.91
Total from investment operations	(3.49)	(0.56)	0.71	(0.50)	0.64	(2.47)	1.19
Distributions to Shareholders:
From distributable earnings	—	(0.14)	(0.16)	—	—	—	(0.30)
From return of capital	(0.34)	(0.54)	(0.35)	(0.68)	(0.68)	(0.72)	(0.38)
Total distributions to shareholders*	(0.34)	(0.68)	(0.51)	(0.68)	(0.68)	(0.72)	(0.68)
Net asset value, end of period	$ 2.29	$ 6.12	$ 7.36	$ 7.16	$ 8.34	$ 8.38	$ 11.57
Total Return†	-59.53% [7]	-7.70%	10.35% [7]	-6.53%	8.46%	-22.11%	10.95%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$653,396	$1,469,712	$1,568,976	$1,490,129	$1,353,904	$1,144,976	$1,568,738
Ratio of Expenses to Average Net Assets:
Before expense recoupment/(waivers) and deferred tax expense	1.24% [8]	1.22%	1.22% [8]	1.19%	1.21%	1.22%	1.19%
Expense recoupment/(waivers)	(0.03)% [8]	(0.01)%	(0.01)% [8]	—%	—%	—%	—%
Net of expense recoupment/(waivers) and before deferred tax expense	1.21% [8]	1.21%	1.21% [8]	1.19%	1.21%	1.22%	1.19%
Deferred tax expense/(benefit)[4,5]	—% [8]	—%	—% [8]	—%	5.61%	(14.59)%	5.62%
Total expenses/(benefit)	1.21% [8]	1.21%	1.21% [8]	1.19%	6.82%	(13.37)%	6.81%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense recovery/(reimbursement) and deferred tax benefit	0.30% [8]	(0.37)%	(0.88)% [8]	(1.14)%	(0.85)%	(0.70)%	(0.95)%
Expense recoupment/(waivers)	0.03% [8]	0.01%	0.01% [8]	—%	—%	—%	—%
Net of expense recoupment/(waivers) and before deferred tax benefit	0.33% [8]	(0.36)%	(0.87)% [8]	(1.14)%	(0.85)%	(0.70)%	(0.95)%
Deferred tax benefit[5,6]	—% [8]	—%	—% [8]	0.09%	0.41%	0.59%	0.50%
Net investment loss	0.33% [8]	(0.36)%	(0.87)% [8]	(1.05)%	(0.44)%	(0.11)%	(0.45)%
Portfolio turnover rate	44% [7]	57%	35% [7]	32%	60%	51%	55%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
*	Distributions for annual periods determined in accordance with federal income tax regulations
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Amounts shown are for the period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[3]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[4]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[5]	Effective December 1, 2012 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[6]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[7]	Not annualized.
[8]	Annualized.

See Notes to Financial Statements.
20Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (Unaudited)
March 31, 2020

1.Organization
Brookfield Investment Funds, a Delaware statutory trust (the "Trust"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust consists of seven different series of underlying portfolios as of March 31, 2020. Center Coast Brookfield Midstream Focus Fund (the ‘‘Fund’’), a series of the Trust, is non-diversified as the term is defined in the 1940 Act. The Fund’s primary investment objective is to seek maximum total return with an emphasis on providing cash distributions to shareholders. The Fund currently offers four classes of shares: Class A Shares, Class C Shares, Class I Shares, and Class Y Shares.
Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A Shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.
Brookfield Public Securities Group LLC (the “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s Net Assets Value (“NAV”) may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.
Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.
2020 Semi-Annual Report21

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of March 31, 2020:
Valuation Inputs	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$ 487,712,080	$ —	$ —	$ 487,712,080
Common Stocks	412,039,314	—	—	412,039,314
Money Market Fund	38,881,685	—	—	38,881,685
Total Investments	$ 938,633,079	$ —	$ —	$ 938,633,079
For further information regarding security characteristics, see the Schedule of Investments.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. A distribution received from the Fund’s investments in master limited partnerships generally are comprised of return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each master limited partnership (“MLP”) and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.
22Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.
The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.
Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of average net assets and evenly.
Distributions to Shareholders: The Fund’s dividend distribution policy is intended to provide monthly distributions to its common shareholders at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests, without offset for the expenses of the Fund. The Fund is not required to make such distributions and therefore the amount, if any, and/or the frequency of payment is subject to change. The amount of the Fund’s distributions is based on, among other considerations, distributions the Fund actually receives from portfolio investments, including returns of capital, and estimated future cash flows. Because the Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, and to permit the Fund to maintain a stable distribution rate, the Fund’s distributions may exceed, or be below the amount the Fund actually receives from its portfolio investments. Additionally, since the Fund’s distribution rate is not derived from the Fund’s investment income or loss, the Fund’s distributions may not represent yield or investment return on the Fund’s portfolio. To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund’s net assets. Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Fund. The Fund is not required to make such distributions and, as a result, the Fund could in the future decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate that it receives from the MLPs in which it invests. Furthermore, unlike the MLPs in which it invests,
2020 Semi-Annual Report23

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

the Fund is not a pass through entity. Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs.
Distributions, if any, are declared and distributed monthly. The estimated characterization of the distributions paid will be either a dividend (ordinary or qualified income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. For the six months ended March 31, 2020, the Fund estimates that its distributions will be largely characterized as return of capital. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2021.
The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Fund’s Adviser (e.g., mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.). The return of capital portion may also be impacted by the Fund’s strategy, which may recognize gains on its holdings. Because of these factors, the portion of the Fund’s distributions that are classified as return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.
The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from GAAP. These differences between book-basis and tax-basis are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.
3.Federal Income Tax Information
The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, therefore it is taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. The Fund’s net deferred tax asset balance is continued to be completely offset by a full valuation allowance. The Fund is currently using an estimated tax rate of 1.95% for state and local tax.
The Fund's income tax provision consists of the following for the six months ended March 31, 2020:
Deferred tax expense (benefit)
Federal	$(271,039,387)
State	(25,462,381)
Change in valuation allowance	296,501,768
Total deferred tax expense	$ —
24Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

Total income tax expense (benefit) for the Fund differs from the amount computed by applying the federal statutory income tax rate of 21% net investment income (loss) and realized and unrealized gain (loss) on investments for the six months ended March 31, 2020, as follows:
Amount
Application of statutory income tax rate	$(269,996,254)
State income taxes net of federal benefit	(25,101,736)
Effect of permanent & temporary differences	(1,403,778)
Change in valuation allowance	296,501,768
Total income tax expenes	$ —
For the six months ended March 31, 2020, the Fund’s effective tax rate of 0.00% differed from the combined federal and state statutory tax rate of 22.95% mainly due to the change in valuation allowance primarily as a result of the change in unrealized depreciation.
The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP's taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled.
Components of the Fund's deferred tax assets and liabilities as of March 31, 2020 are as follows:
Amount
Deferred tax assets:
Net operating loss carryforward (tax basis)	$ 10,650,144
Capital loss carryforward (tax basis)	202,652,722
Net unrealized losses on investment securities (tax basis)	137,717,067
Valuation Allowance	(351,019,933)
Total deferred tax assets	$ —
To the extent the Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax asset resulting from net operating losses, consideration is given to whether or not a valuation allowance is required against the deferred tax asset amount. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740), it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, forecasts of future MLP distributions, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. Based on the Fund’s assessment, it has determined that in the future it is more likely than not that the fund will not generate the necessary appropriate character of income within the relevant carryforward periods to realize its deferred tax assets. As of March 31, 2020, the Fund has determined that a valuation allowance of $351,019,933 was required as stated in the table above.
In making this assessment, significant reliance was placed on forecasts and estimates as to the Fund’s MLP investments. In conjunction with work performed by qualified independent tax consultants, the Fund utilized historical information and other information about the specific MLP fund holdings to project and forecast future distributions and related tax implications.
2020 Semi-Annual Report25

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax asset/(liability). Such estimates as well as estimates made in connection with MLP distribution forecasts are made in good faith.
From time to time, and as new information becomes available, the Fund will modify its forecasts, estimates or assumptions regarding its deferred tax liability or asset.
Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV, which could be material. Such changes could have a material impact on the Fund’s NAV and results of operations with respect to the Fund’s shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax asset or liability had been established.
The Fund's policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statement of Operations. As of March 31, 2020, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.
The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on their tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.
As of March 31, 2020, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years. The schedule below shows the details of net operating loss carryforwards that were utilized and are remaining, as follows:
Fiscal Year	Amount Generated	Amount Utilized	Amount Expired	Remaining	Expiration Date
11/30/2015	$ 92,716,151	$ (92,716,151)	$—	$ —
11/30/2016	57,346,506	(57,346,506)	—	—
11/30/2017	89,523,820	(51,567,743)	—	37,956,077	09/30/2037
09/30/2018	16,660,771	—	—	16,660,771	09/30/2038
Total	$256,247,248	$(201,630,400)	$—	$54,616,848
As of March 31, 2020, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:
Expiration Date:	Amount
9/30/2021	$316,785,409
3/31/2025	576,298,047
Total	$893,083,456
As of March 31, 2020, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$1,549,477,652	$14,432,591	$(625,277,164)	$(610,844,573)
26Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1s, which is treated as an increase/(decrease) in cost basis of the MLP shares held, and timing differences in recognizing certain gains and losses in security transactions.
4.Investment Advisory Agreement and Related Party Transactions
The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.
The Adviser has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, such as deferred income tax expenses, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at no more than 1.46% for Class A Shares, 2.21% for Class C Shares, 1.21% for Class I Shares and 1.21% for Class Y Shares. The fee waiver and expense reimbursement arrangement will continue until at least February 1, 2021 and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of February 2nd of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to the Adviser and remain in compliance with the expense cap in effect at the time the waivers and/or reimbursements occurred.
The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration is $717,145 of which $254,485 expires in less than 1 year, $210,741 expires within 1 to 2 years and $251,919 expires within 2 to 3 years. For the six months ended March 31, 2020 and the fiscal year ended September 30, 2019, the Adviser did not recoup any expenses.
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s average daily net Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or trustees of the Trust are officers and/or employees of the Adviser.
5.Purchases and Sales of Investments
For the six months ended March 31, 2020, purchases and sales of investments, excluding short-term investments were $784,103,458 and $798,538,806, respectively.
6.Shares of Beneficial Interest
The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an
2020 Semi-Annual Report27

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

equal proportionate interest in that series or class with each other share of that series or class. Currently, each series offers four classes of shares of beneficial interest — “Class A” Shares, “Class C” Shares, “Class I” Shares, and “Class Y” Shares.
The shares of each series or class participate equally in the earnings, distributions and assets of the particular series or class.
	2020 [1]		2019 [2]
Class A	Shares	Amount	Shares	Amount
Subscriptions	7,554,924	$ 37,213,545	19,036,164	$ 121,246,563
Reinvestment of distributions	4,369,323	18,589,648	5,457,114	34,749,294
Redemptions	(16,785,803)	(76,216,070)	(17,535,409)	(111,722,243)
Net Increase (Decrease)	(4,861,556)	$ (20,412,877)	6,957,869	$ 44,273,614
Class C	Shares	Amount	Shares	Amount
Subscriptions	8,405,044	$ 38,940,772	13,119,943	$ 75,747,876
Reinvestment of distributions	7,038,620	26,832,411	10,337,129	59,950,608
Redemptions	(25,904,038)	(110,840,064)	(32,286,918)	(184,779,259)
Net Decrease	(10,460,374)	$ (45,066,881)	(8,829,846)	$ (49,080,775)
Class I	Shares	Amount	Shares	Amount
Subscriptions	—	$ —	—	$ —
Reinvestment of distributions	3	14	4	25
Redemptions	—	—	—	—
Net Increase	3	$ 14	4	$ 25
Class Y	Shares	Amount	Shares	Amount
Subscriptions	159,654,427	$ 624,213,423	136,218,109	$ 881,460,787
Reinvestment of distributions	19,472,964	82,146,119	23,834,684	155,511,182
Redemptions	(133,696,243)	(595,710,330)	(132,981,088)	(859,230,714)
Net Increase	45,431,148	$ 110,649,212	27,071,705	$ 177,741,255

1 For the Six Months Ended March 31, 2020.
2 For the Fiscal Year Ended September 30, 2019.
7.Credit Facility
U.S. Bank, N.A. (the “Bank”) has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of March 31, 2020 for the Trust is $75,000,000. Advances are not collateralized by a first lien against the Fund’s assets. For six months ended March 31, 2020, the average interest rate on the outstanding principal amount for the Fund was 3.03%.
During the six months ended March 31, 2020, the Fund utilized the credit facility for 4 days and had an outstanding average daily loan balance of $5,855,250. The maximum amount outstanding during the period was $7,659,000 and the interest expense amounted to $1,975. At of March 31, 2020, the Fund did not have an amount outstanding on the credit facility.
28Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

8.Investments in Affiliated Issuers
An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the outstanding voting securities. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments (if any). A schedule of the Fund's investments in securities of affiliated issuers held during the six months ended March 31, 2020, is set forth below.
Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain	Change in Unrealized Depreciation while Affiliated	Return of Capital Distributions	Value End of Period[1]
SemGroup Corp.	70,358,194	$—	$(4,521,243)	$341,988	$(3,838,837)	$(2,034,532)	$60,305,570

Security Description	Shares Beginning of Period	Purchases	Sales	Shares End of Period[1]
SemGroup Corp.	4,305,887	—	(290,869)	4,015,018

1 This security was considered an affiliate during the period October 1, 2019 to December 4, 2019, but is no longer an affiliate at March 31, 2020.
9.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
10.Subsequent Events
On April 16, 2020 and May 21, 2020, the Fund paid a distribution in the amount of $0.035 per common share and $0.035 per common share, respectively.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 and concern about its spread has resulted in severe disruptions to global financial markets, border closings, restrictions on travel and gatherings of any measurable amount of people, “shelter in place” orders (or the equivalent) for states, cities, metropolitan areas and countries, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, severely impacted customer and client activity in virtually all markets and sectors, and a virtual cessation of normal economic activity. These events have contributed to severe market volatility, which may result in reduced liquidity, heightened volatility and negatively impact Fund performance and the value of your investment in the Fund.
Markets generally and the energy sector specifically, including MLPs and energy infrastructure companies in which the Fund invests, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the pandemic spread of COVID-19 and by price competition among key oil-producing countries. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. Although the Organization of Petroleum Exporting Countries (“OPEC”) and other oil-producing countries have agreed to reduce production by approximately 10 million barrels per day, such production cuts do not take effect
2020 Semi-Annual Report29

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

until May and June of 2020. Reduced production and continued oil price volatility may adversely impact MLPs and energy infrastructure companies. Such companies’ growth prospects and ability to pay high dividends may be negatively impacted, which could adversely impact Fund performance and the value of your investment in the Fund. Additionally, an extended period of reduced oil prices may significantly lengthen the time the energy sector would need to recover after a stabilization of prices.
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
30Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
2020 Semi-Annual Report31

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Corporate Information

Investment Adviser and Administrator
Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfield.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: publicsecurities.enquiries@brookfield.com
Transfer Agent
Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Funds’ transfer agent:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-244-4859
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202
Trustees of the Fund
Edward A. Kuczmarski	Chairman
Louis P. Salvatore	Audit Committee Chairman
Heather S. Goldman	Trustee
Stuart A. McFarland	Trustee
David W. Levi	Trustee (Interested)

Officers of the Fund
Brian F. Hurley	President
Angela W. Ghantous	Treasurer
Casey Tushaus	Assistant Treasurer
Mohamed Rasul	Assistant Treasurer
Thomas D. Peeney	Secretary
Adam R. Sachs	Chief Compliance Officer

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Each Fund's Form N-PORT is available on the SEC's website at www.sec.gov.
You may obtain a description of a Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.
Other Compliance Matters
Dan C. Tutcher is a Managing Director of the Adviser on the Energy Infrastructure Securities team. Mr. Tutcher also serves on the Board of Enbridge, Inc. The Adviser has adopted policies and procedures reasonably designed to address potential conflicts of interest while allowing the Adviser to continue to invest in Enbridge Inc. However, from time to time, the Adviser may restrict any fund or account managed by the Adviser from acquiring or disposing of securities of Enbridge Inc. at any time. As of March 31, 2020, the Fund'sownership of Enbridge, Inc. was $42,888,434 or 4.6% of net assets.

Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfield.com

Brookfield
20 20
SEMI-ANNUAL REPORT
March 31, 2020

Center Coast Brookfield
Energy Infrastructure Fund
* Please see inside front cover of the report for important information regarding future delivery of shareholder reports.

IN PROFILE
Brookfield Public Securities Group LLC (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With over $14 billion of assets under management as of March 31, 2020, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with over $515 billion of assets under management as of March 31, 2020. For more information, go to https://publicsecurities.brookfield.com/en.
Center Coast Brookfield Energy Infrastructure Fund (the “Fund”) is managed by Brookfield Public Securities Group LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://publicsecurities.brookfield.com/en.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

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Letter to Shareholders

Dear Shareholders,
We hope this letter finds you and your loved ones healthy and safe during these challenging times. Attached please find the Semi-Annual Report for Center Coast Brookfield Energy Infrastructure Fund (the “Fund”) for the six-month period ended March 31, 2020.
The end of 2019 saw several positive geopolitical developments. The U.S. and China formally agreed to terms of a “Phase One” trade deal, which was signed in January 2020.1 In the U.K., Brexit was finally formalized; and in North America, the U.S., Mexico and Canada signed a new deal to revamp the 1994 North American Free Trade Agreement (NAFTA).2
However, all of these developments seem to be a distant memory as the COVID-19 pandemic unleashed an extraordinary amount of global economic and market uncertainty. As a result, the longest-running equity bull market quickly came to a close, with the MSCI World Index falling 20.93% during the first quarter of 2020.
In response to the pandemic, governments around the world announced mandatory shelter-in-place measures to reduce travel and promote social distancing (closing schools, non-essential businesses, bars and restaurants). As the world went into lockdown, global economies began to grind to a halt. In the U.S., for example, more than 10 million people filed for unemployment benefits in the last two weeks of March.3
As a result, governments and central banks implemented unprecedented fiscal and monetary policy measures to help mitigate the economic downturn. The U.S. Federal Reserve lowered the federal funds rate by 150 basis points to a range of 0% to 0.25%. The government also passed a $2.3 trillion (roughly 11% of GDP) fiscal stimulus package.4 In Europe, the European Central Bank announced a €750 billion asset purchase program.5
Interest rates declined meaningfully —the yield on 10-Year U.S. Treasuries declined 125 basis points to 0.67% during the quarter. At one point, 10-Year U.S. Treasury yields hit an all-time low of 0.31%.6
Energy infrastructure was uniquely impacted by a double “black swan” event. Oil markets were already dealing with an unprecedented demand shock from COVID-19 when in early March the long-standing production agreement between the Organization of the Petroleum Exporting Countries (OPEC) and Russia broke down. After failing to reach an agreement on new production cuts, Saudi Arabia flooded the market with its crude oil while pledging price cuts to major customers.7 The price of West Texas Intermediate Crude Oil fell to $20.51 per barrel by March 31, 2020, a drop of 66% in the first quarter. Saudi Arabia, Russia, and other global producers did eventually agree to record production cuts after the end of the quarter; however, given the severity of the demand destruction, we believe only a resumption of economy activity will begin to bring supply and demand levels back into balance.
Given the confluence of events, energy infrastructure performance suffered during the period, with a return of -58.93%, as measured by the Alerian MLP Index. Long-term, we do not expect any material hydrocarbon demand destruction from COVID-19, and we believe there are opportunities for energy companies coming out of this down cycle. During this volatile time, we will continue to use a consistent and flexible approach in seeking out the best investment opportunities for our clients.
In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s unaudited financial statements as of March 31, 2020.
2020 Semi-Annual Report1

Letter to Shareholders (continued)

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or to visit us at https://publicsecurities.brookfield.com/en for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Center Coast Brookfield Energy Infrastructure Fund
David W. Levi, CFA
Chief Executive Officer
Brookfield Public Securities Group LLC

1 https://ustr.gov/about-us/policy-offices/press-office/press-releases/2019/december/united-states-and-china-reach.
2 https://www.reuters.com/article/us-usa-trade-mexico/u-s-canada-and-mexico-sign-agreement-again-to-replace-nafta-idUSKBN1YE1RO.
3 https://www.marketwatch.com/story/the-soaring-us-unemployment-rate-could-approach-great-depression-era-levels-2020-04-03.
4 https://www.imf.org/en/Topics/imf-and-covid19/Policy-Responses-to-COVID-19#U.
5 https://www.ecb.europa.eu/press/pr/date/2020/html/ecb.pr200318_1~3949d6f266.en.html
6 Occurred in overnight trading on March 9, 2020. https://www.cnbc.com/2020/03/09/10-year-treasury-yield-plunges.html
7 https://www.wsj.com/articles/saudi-arabia-to-boost-oil-output-even-further-11583911022.
The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). Indices are not managed and an investor cannot invest directly in an index.
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Indices are not managed and an investor cannot invest directly in an index.
Past performance is no guarantee of future results.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on March 31, 2020 and subject to change based on subsequent developments.
Mutual fund investing involves risk. Principal loss is possible.
Quasar Distributors, LLC is the distributor of Center Coast Brookfield Energy Infrastructure Fund.
A basis point (bps) is a unit that is equal to 1/100 of 1%, and is used to denote the change in a financial instrument.
Must be preceded or accompanied by a prospectus.
2Brookfield Public Securities Group LLC

About Your Fund’s Expenses (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.
Actual Fund Return
The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders’ reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.
	Annualized Expense Ratio	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period (10/01/19– 03/31/20)(1)
Actual
Class Y Shares	1.25%	$1,000.00	$ 432.90	$4.48
Hypothetical (assuming a 5% return before expenses)
Class Y Shares	1.25%	$1,000.00	$1,018.75	$6.31
(1)	Expenses are equal to the Fund’s annualized expense ratio by class multiplied by the average account value over the period, multiplied by 183/366 (to reflect a six-month period).
2020 Semi-Annual Report3

Fund Performance (Unaudited)
All Periods Ended March 31, 2020

Average Annual Total Returns for Periods Ended March 31, 2020	Six Months†	1 Year	Since Inception[1]
Class Y Shares	-56.71%	-59.41%	-45.81%
S&P 500 Index[2]	-12.31%	-6.98%	-5.79%
Alerian Midstream Energy Select Index[3]	-48.34%	-49.54%	-36.63%
† Returns for less than one year are not annualized.
1 Class Y Shares commenced operations on October 1, 2018.
2 The S&P 500® Index is an unmanaged weighted index of 500 large company stocks that is widely-recognized as representative of the performance of the U.S. stock market. Indices are not managed and an investor cannot invest directly in an index.
3 The Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents are engaged in midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMEI) and on a total-return basis (AMEIX). Indices are not managed and an investor cannot invest directly in an index.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 777-8001.
Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced.
4Brookfield Public Securities Group LLC

Center Coast Brookfield Energy Infrastructure Fund
Portfolio Characteristics (Unaudited)
March 31, 2020

Asset Allocation by Sector	Percent of Total Investments
Master Limited Partnerships
Pipeline Transportation | Petroleum	10.5%
Pipeline Transportation | Natural Gas	9.6%
Gathering + Processing	5.2%
Total Master Limited Partnerships	25.3%
Common Stocks
Gathering + Processing	24.3%
Pipeline Transportation | Natural Gas	22.3%
Pipeline Transportation | Petroleum	18.7%
Liquefaction	7.3%
Storage	2.1%
Total Common Stocks	74.7%
Total	100.0%

TOP TEN HOLDINGS	Percent of Total Investments
Kinder Morgan, Inc.	10.2%
The Williams Companies, Inc.	10.1%
Cheniere Energy, Inc.	7.3%
ONEOK, Inc.	7.3%
Enbridge, Inc.	7.2%
Pembina Pipeline Corp.	7.2%
Targa Resources Corp.	5.1%
TC Energy Corp.	4.8%
Plains GP Holdings LP	4.3%
Equitrans Midstream Corp.	4.3%
2020 Semi-Annual Report5

Center Coast Brookfield Energy Infrastructure Fund
Schedule of Investments (Unaudited)
March 31, 2020

	Shares	Value
MASTER LIMITED PARTNERSHIPS – 25.7%
Gathering + Processing – 5.3%
EQM Midstream Partners LP	3,000	$ 35,400
MPLX LP	6,072	70,557
Total Gathering + Processing		105,957
Pipeline Transportation | Natural Gas – 9.7%
Energy Transfer LP	15,157	69,722
Enterprise Products Partners LP	5,914	84,570
TC Pipelines LP	1,400	38,472
Total Pipeline Transportation | Natural Gas		192,764
Pipeline Transportation | Petroleum – 10.7%
Magellan Midstream Partners LP	2,316	84,511
Phillips 66 Partners LP	1,555	56,649
Plains All American Pipeline LP	13,465	71,095
Total Pipeline Transportation | Petroleum		212,255
Total MASTER LIMITED PARTNERSHIPS (Cost $997,922)		510,976
COMMON STOCKS – 76.0%
Storage – 2.2%
Gibson Energy, Inc. (u)	3,735	43,128
Gathering + Processing – 24.7%
Antero Midstream Corp.	20,078	42,164
Equitrans Midstream Corp.	17,181	86,420
Hess Midstream Partners LP	2,000	20,320
Rattler Midstream LP	9,861	34,316
Targa Resources Corp.	14,917	103,077
The Williams Companies, Inc.	14,432	204,213
Total Gathering + Processing		490,510
Liquefaction – 7.4%
Cheniere Energy, Inc. (n)	4,416	147,936
Pipeline Transportation | Natural Gas – 22.7%
Kinder Morgan, Inc.	14,859	206,837
ONEOK, Inc.	6,765	147,545
TC Energy Corp. (u)	2,177	96,441
Total Pipeline Transportation | Natural Gas		450,823
Pipeline Transportation | Petroleum – 19.0%
Enbridge, Inc. (u)	5,000	145,450
Pembina Pipeline Corp. (u)	7,726	145,326
Plains GP Holdings LP	15,411	86,455
Total Pipeline Transportation | Petroleum		377,231
Total COMMON STOCKS (Cost $2,349,476)		1,509,628
Total Investments – 101.7% (Cost $3,347,398)		2,020,604
Liabilities in Excess of Other Assets – (1.7)%		(33,361)
TOTAL NET ASSETS – 100.0%		$ 1,987,243

See Notes to Financial Statements.
6Brookfield Public Securities Group LLC

Center Coast Brookfield Energy Infrastructure Fund
Schedule of Investments (Unaudited) (continued)
March 31, 2020

The following notes should be read in conjunction with the accompanying Schedule of Investments.
LP— Limited Partnership

(n)	— Non-income producing security.
(u)	— Foreign security or a U.S. security of a foreign company.

See Notes to Financial Statements.
2020 Semi-Annual Report7

Center Coast Brookfield Energy Infrastructure Fund
Statement of Assets and Liabilities (Unaudited)
March 31, 2020

Assets:
Investments in securities, at value (Cost $3,347,398)	$ 2,020,604
Cash	45,065
Dividends and interest receivable	5,765
Receivable for investments sold	327,230
Total assets	2,398,664
Liabilities:
Payable for investments purchased	322,222
Investment advisory fee payable, net (Note 3)	46,166
Administration fee payable, net (Note 3)	320
Trustees' fee payable	1,846
Accrued expenses	40,867
Total liabilities	411,421
Commitments and contingencies (Note 8)
Net Assets	$ 1,987,243
Composition of Net Assets:
Paid-in capital	$ 5,064,566
Accumulated losses	(3,077,323)
Net assets applicable to capital shares outstanding	$ 1,987,243
Net Assets
Class Y Shares — Net Assets	$ 1,987,243
Shares outstanding	507,517
Net asset value and redemption price per share	$ 3.92

See Notes to Financial Statements.
8Brookfield Public Securities Group LLC

Center Coast Brookfield Energy Infrastructure Fund
Statement of Operations (Unaudited)
For the Six Months Ended March 31, 2020

Investment Income:
Dividends and distributions (net of foreign withholding tax of of $3,571)	$ 153,776
Less return of capital distributions	(121,429)
Total investment income	32,347
Expenses:
Investment advisory fees (Note 3)	20,159
Administration fees (Note 3)	3,024
Audit and tax services	13,689
Trustees' fees	8,779
Legal fees	8,197
Reports to shareholders	8,171
Custodian fees	3,808
Fund accounting fees	3,558
Miscellaneous	3,521
Transfer agent fees	1,805
Insurance	124
Total operating expenses	74,835
Less expenses reimbursed by the investment adviser (Note 3)	(49,636)
Net expenses	25,199
Net investment income	7,148
Net realized gain (loss) on:
Investments	(1,563,825)
Foreign currency transactions	(210)
Net realized loss	(1,564,035)
Net change in unrealized depreciation on:
Investments	(1,052,566)
Foreign currency translations	(171)
Net change in unrealized depreciation	(1,052,737)
Net realized and unrealized loss	(2,616,772)
Net decrease in net assets resulting from operations	$(2,609,624)

See Notes to Financial Statements.
2020 Semi-Annual Report9

Center Coast Brookfield Energy Infrastructure Fund
Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2020 (Unaudited)	For the Fiscal Year Ended September 30, 2019
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 7,148	$ 32,983
Net realized loss	(1,564,035)	(161,904)
Net unrealized depreciation	(1,052,737)	(274,212)
Net decrease in net assets resulting from operations	(2,609,624)	(403,133)
Distributions to Shareholders:
From distributable earnings:
Class Y shares	(51,024)	(13,542)
Total distributions paid	(51,024)	(13,542)
Capital Share Transactions (Note 6):
Subscriptions	—	5,000,000
Reinvestment of distributions	51,024	13,542
Net increase in capital share transactions	51,024	5,013,542
Total increase (decrease) in net assets	(2,609,624)	4,596,867
Net Assets:
Beginning of period	4,596,867	—
End of period	$ 1,987,243	$4,596,867

See Notes to Financial Statements.
10Brookfield Public Securities Group LLC

Center Coast Brookfield Energy Infrastructure Fund
Financial Highlights

Class Y	For the Six Months Ended March 31, 2020 (Unaudited)	For the Fiscal Year Ended September 30, 2019
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.16	$10.00
Net investment income[1]	0.01	0.07
Net realized and unrealized gain (loss) on investment transactions	(5.15)	(0.88)
Net increase (decrease) in net asset value resulting from operations	(5.14)	(0.81)
Distributions from distributable earnings	(0.10)	(0.03)
Net asset value, end of period	$ 3.92	$ 9.16
Total Investment Return†	-56.71% [3]	-8.09%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$ 1,987	$4,597
Gross operating expenses	3.71% [2]	6.17%
Net expenses, including fee waivers and reimbursement and excluding organizational costs	3.71% [2]	3.20%
Net expenses, including fee waivers and reimbursement	1.25% [2]	1.25%
Net investment income	(2.11)% [2]	(4.21)%
Net investment income, excluding the effect of fee waivers and reimbursement	0.35% [2]	0.71%
Portfolio turnover rate	53% [3]	96%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
*	Distributions for annual periods determined in accordance with federal income tax regulations
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Annualized.
[3]	Not annualized.

See Notes to Financial Statements.
2020 Semi-Annual Report11

Center Coast Brookfield Energy Infrastructure Fund
Notes to Financial Statements (Unaudited)
March 31, 2020

1.Organization
Brookfield Investment Funds, a Delaware statutory trust (the “Trust”), is registered as an open-end management investment company under the under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of seven different series of underlying portfolios as of March 31, 2020. Center Coast Brookfield Energy Infrastructure Fund (the “Fund”), a series of the Trust, is non-diversified as the term is defined in the 1940 Act. The Fund's Class Y Shares commenced operations on October 1, 2018. Shares of the Fund are not offered for sale as of the date of this report. As of March 31, 2020, Brookfield Public Securities Group LLC (the “Adviser”) owns Class Y shares in the Fund.
The Fund currently has four classes of shares: Class A, Class C, Class Y and Class I shares. Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. Currently, the Fund is not publicly offering any share class to investors.
The Adviser, a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The Fund’s primary investment objective is to seek total return through growth of capital and current income. The Fund's investment objective is not fundamental and may be changed by the Trust's Board of Trustees (the “Board”) without shareholder approval, upon not less than 60 days prior written notice to shareholders. There can be no assurance that the Fund will achieve its investment objective.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s Net Asset Value (“NAV”) may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.
12Brookfield Public Securities Group LLC

Center Coast Brookfield Energy Infrastructure Fund
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.
The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
2020 Semi-Annual Report13

Center Coast Brookfield Energy Infrastructure Fund
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of March 31, 2020:
Valuation Inputs	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$ 510,976	$ —	$ —	$ 510,976
Common Stocks	1,509,628	—	—	1,509,628
Total Investments	$ 2,020,604	$ —	$ —	$ 2,020,604
For further information regarding security characteristics, see the Schedule of Investments.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. A distribution received from the Fund’s investments in master limited partnerships generally are comprised of return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each master limited partnership (“MLP”) and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.
Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.
The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.
Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.
14Brookfield Public Securities Group LLC

Center Coast Brookfield Energy Infrastructure Fund
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of average net assets and evenly.
Distributions: The Fund declares and pays dividends annually from net investment income. To the extent this distribution exceeds net investment income, it may be classified as return of capital. The Fund also pays distributions at least annually from its realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser’s website at www.brookfield.com. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
3.Investment Advisory Agreement and Related Party Transactions
The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.
Pursuant to operating expense limitation agreement (the “Expense Limitation Agreement”), the Adviser has contractually agreed to waive all or a portion of its investment advisory or administration fees, as presented above, and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (excluding any front-end or contingent deferred charges, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of a Fund’s business) at no more than 1.50% for Class A Shares, 2.25% for Class C Shares, 1.25% for Class I Shares and 1.25% for Class Y Shares. The Expense Limitation Agreement will continue for a period of no less than one year and may not be terminated by the Fund or the Adviser before such time. Thereafter, the Expense Limitation Agreement may only be terminated or amended to increase the expense cap, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Pursuant to the Expense Limitation Agreement, any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to the Adviser and remain in compliance with the expense cap in effect at the time the waivers and/or reimbursements occurred.
2020 Semi-Annual Report15

Center Coast Brookfield Energy Infrastructure Fund
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration is $49,636 for the six months ended March 31, 2020 and $228,978 for fiscal year ended September 30, 2019. For the six months ended March 31, 2020 and fiscal year ended September 30, 2019, the Adviser did not recoup any expenses.
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s average daily net Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or trustees of the Trust are officers and/or employees of the Adviser.
4.Purchases and Sales of Investments
For the six months ended March 31, 2020, purchases and sales of investments, excluding short-term investments were $2,075,196 and $1,878,704, respectively.
5.Shares of Beneficial Interest
The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.
The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.
	2020 [1]		2019 [2]
Class Y	Shares	Amount	Shares	Amount
Subscriptions	—	$ —	500,000	$5,000,000
Reinvestment of distributions	5,824	51,024	1,693	13,542
Redemptions	—	—	—	—
Net Increase	5,824	$ 51,024	501,693	$5,013,542

1 For the Six Months Ended March 31, 2020.
2 For the Fiscal Year Ended September 30, 2019.
6.Credit Facility
U.S. Bank, N.A. (the “Bank”) has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of March 31, 2020 for the Trust is $75,000,000. Advances are not collateralized by a first lien against the Fund’s assets. During the six months ended March 31, 2020, the Fund did not utilize the credit facility.
16Brookfield Public Securities Group LLC

Center Coast Brookfield Energy Infrastructure Fund
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

7.Federal Income Tax Information
The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of September 30, 2019, The Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed the taxable year open for examination (i.e. not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of March 31, 2020, open taxable year consisted of the taxable period from October 1, 2018 (commencement of operations) to September 30, 2019. No examination of the Funds’ tax returns is currently in progress.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The federal income tax information referenced below is as of the Fund’s most recently completed tax year-end of September 30, 2019.
The tax character of distribution paid of $13,542 for the year ended September 30, 2019 was from ordinary income (including short-term capital gains).
At September 30, 2019, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:
Capital loss carryforward(1)	$ (11,947)
Undistributed ordinary income	51,024
Other accumulated losses	(61,055)
Tax basis unrealized depreciation on investments and foreign currency	(394,697)
Total Tax basis net accumulated losses	$(416,675)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of September 30, 2019, the Fund’s capital loss carryforwards was $11,947 from short-term capital gains which will not expire.
Federal Income Tax Basis: The federal income tax basis of the Fund’s investments, not including foreign currency translation, at September 30, 2019 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$4,952,848	$206,978	$(601,675)	$(394,697)
2020 Semi-Annual Report17

Center Coast Brookfield Energy Infrastructure Fund
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales, partnership income/expense and return of capital. Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share.
8.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
9.Subsequent Events
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 and concern about its spread has resulted in severe disruptions to global financial markets, border closings, restrictions on travel and gatherings of any measurable amount of people, “shelter in place” orders (or the equivalent) for states, cities, metropolitan areas and countries, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, severely impacted customer and client activity in virtually all markets and sectors, and a virtual cessation of normal economic activity. These events have contributed to severe market volatility, which may result in reduced liquidity, heightened volatility and negatively impact Fund performance and the value of your investment in the Fund.
Markets generally and the energy sector specifically, including MLPs and energy infrastructure companies in which the Fund invests, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the pandemic spread of COVID-19 and by price competition among key oil-producing countries. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. Although the Organization of Petroleum Exporting Countries (“OPEC”) and other oil-producing countries have agreed to reduce production by approximately 10 million barrels per day, such production cuts do not take effect until May and June of 2020. Reduced production and continued oil price volatility may adversely impact MLPs and energy infrastructure companies. Such companies’ growth prospects and ability to pay high dividends may be negatively impacted, which could adversely impact Fund performance and the value of your investment in the Fund. Additionally, an extended period of reduced oil prices may significantly lengthen the time the energy sector would need to recover after a stabilization of prices.
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
18Brookfield Public Securities Group LLC

Center Coast Brookfield Energy Infrastructure Fund
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
2020 Semi-Annual Report19

Center Coast Brookfield Energy Infrastructure Fund
Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
20Brookfield Public Securities Group LLC

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Corporate Information

Investment Adviser and Administrator
Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfield.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: publicsecurities.enquiries@brookfield.com
Transfer Agent
Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Funds’ transfer agent:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-244-4859
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202
Trustees of the Fund
Edward A. Kuczmarski	Chairman
Louis P. Salvatore	Audit Committee Chairman
Heather S. Goldman	Trustee
Stuart A. McFarland	Trustee
David W. Levi	Trustee (Interested)

Officers of the Fund
Brian F. Hurley	President
Angela W. Ghantous	Treasurer
Casey Tushaus	Assistant Treasurer
Mohamed Rasul	Assistant Treasurer
Thomas D. Peeney	Secretary
Adam R. Sachs	Chief Compliance Officer

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Each Fund's Form N-PORT is available on the SEC's website at www.sec.gov.
You may obtain a description of a Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.
Other Compliance Matters
Dan C. Tutcher is a Managing Director of the Adviser on the Energy Infrastructure Securities team. Mr. Tutcher also serves on the Board of Enbridge, Inc. The Adviser has adopted policies and procedures reasonably designed to address potential conflicts of interest while allowing the Adviser to continue to invest in Enbridge Inc. However, from time to time, the Adviser may restrict any fund or account managed by the Adviser from acquiring or disposing of securities of Enbridge Inc. at any time. As of March 31, 2020, the Fund's ownership of Enbridge, Inc. was $145,450 or 7.3% of net assets.

Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfield.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item 10.

Item 11. Controls and Procedures.

(a)           The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)           As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)    None.

(2)     A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)    Not applicable.

(b)         A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(4)    Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD INVESTMENT FUNDS

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: June 5, 2020

By:	/s/ Angela W. Ghantous
Angela W. Ghantous Treasurer and Principal Financial Officer

Date: June 5, 2020